Exhibit 10.24
THIS WARRANT AND THE SHARES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE APPLICABLE STATE SECURITIES LAWS AND NO INTEREST MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS (A) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION INVOLVING SAID SECURITIES, (B) VOYAGER SPACE HOLDINGS, INC. RECEIVES AN OPINION OF LEGAL COUNSEL FOR THE HOLDER OF THESE SECURITIES SATISFACTORY TO VOYAGER SPACE HOLDINGS, INC. STATING THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS, OR (C) VOYAGER SPACE HOLDINGS, INC. OTHERWISE SATISFIES ITSELF THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS.
WARRANT TO PURCHASE SHARES OF COMMON STOCK

Company:	VOYAGER SPACE HOLDINGS, INC., a Delaware corporation

Class of Stock:	Common Stock, par value $0.0001 per share

Number of Shares:	466,494.

Warrant Price:	$ $39.13, per share of common stock, subject to adjustment as set forth herein

Issue Date:	March 10, 2022

Expiration Date:	7 years from the Issue Date

Loan Agreement:
This Warrant to Purchase Shares of Common Stock (“Warrant”) is issued in connection with, and as consideration of the commitments pursuant to, that certain Loan and Guaranty Agreement of even date herewith among the Company and certain other borrowers and guarantors from time to time party thereto, JGB Collateral LLC, as administrative agent for the lenders, and the lenders party thereto (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”). Capitalized terms used herein without definition, shall have the meanings set forth in the Loan Agreement.

This WARRANT TO PURCHASE COMMON STOCK certifies that, for good and valuable consideration, [ ] (together with any successor or permitted assignee or transferee of this Warrant or of any shares issued upon exercise hereof, “Holder”) is entitled to subscribe for and purchase from the above-named company (the “Company”) the number of fully paid and non-assessable shares of the above-stated class, series and type of stock of the Company at the above-stated Warrant Price, all as set forth above and as adjusted pursuant to Section 2 of this Warrant, subject to the provisions and upon the terms and conditions set forth in this Warrant.
SECTION 1    DEFINITIONS.
As used in this Warrant, the following terms have the following meanings:
“Acknowledgement” has the meaning set forth in Section 3.5.
“Aggregate Warrant Price” means, with respect to any exercise of this Warrant, an amount equal to the product of (i) the number of Shares in respect of which this Warrant is then being exercised pursuant to Section 3 hereof, multiplied by (ii) the applicable Warrant Price in effect as of the Exercise Date.
“Assignment” has the meaning set forth in Section 6.1.

“Board” means the board of directors of the Company.
“Business Day” means any day which is neither a Saturday or Sunday nor a legal holiday on which banks are authorized or required to be closed in New York, New York.
“Commission” means the Securities and Exchange Commission or any other federal agency administering the Securities Act and the Exchange Act at the time.
“Common Stock” means the common stock, par value $0.0001 per share, of the Company, and any capital stock into which such Common Stock shall have been converted, exchanged or reclassified following the date hereof.
“Company” has the meaning set forth in the preamble.
“Convertible Securities” means any securities, whether debt, equity or other securities (directly or indirectly) convertible into or exchangeable for Common Stock, but excluding Options.
“Covered Persons” has the meaning set forth in Section 3.9.
“Disqualification Events” has the meaning set forth in Section 3.9.
“dollars” or “$” refers to lawful money of the United States of America.
“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.
“Exercise Date” means, for any given exercise of this Warrant, the date on which the conditions to such exercise as set forth in Section 3 shall have been satisfied at or prior to 5:00 p.m., New York time, on a Business Day, including, without limitation, the receipt by the Company of a Subscription Agreement, the Warrant and the Aggregate Warrant Price.
“Exercise Period” has the meaning set forth in Section 2.
“Expiration Date” has the meaning set for in the preamble.
“Fair Market Value” means, as of any particular date, for one share of Common Stock: (i) the volume weighted average of the closing sales prices of the Common Stock over the ten (10) consecutive trading days immediately preceding such day on the national securities exchange (within the meaning of the Securities Exchange Act of 1934, as amended) on which the Common Stock may at the time be listed, if so listed; (ii) if on any such day the Common Stock is not listed on a domestic securities exchange or there have been no sales of the Common Stock on any such national securities exchange on any such day, the average closing sales price of the Common Stock as quoted on the OTCQX, the OTCQB, the Pink Market or similar quotation system or association over the ten (10) consecutive trading days immediately preceding such day, if so quoted; or (iii) if on any such day the Common Stock is not listed on a domestic securities exchange or there have been no sales of the Common Stock on any such national securities exchange on any such day and if there have been no sales of the Common Stock on the OTCQX, the OTCQB, the Pink Market or similar quotation system or association on such day, the fair market value per share as determined jointly by the Board and the Holder, subject to Section 3.10 hereof; provided, that if the Common Stock is listed on any domestic securities exchange, the term “Business Day” as used in this sentence means Business Days on which such exchange is open for trading.
“Form S-1” means such form under the Securities Act as in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the Securities and Exchange Commission.
“Holder” has the meaning set forth in the preamble.
“Inspectors” has the meaning set forth in Section 5.2(h).

“Marketable Securities” shall mean securities meeting all of the following requirements: (i) the issuer thereof is then subject to the reporting requirements of Section 13 or Section 15(d) of the Exchange Act and is then current in its filing of all required reports and other information under the Act and the Exchange Act; (ii) the class and series of shares or other security of the issuer that would be received by the Holder in connection with the Change in Control were the Holder to exercise this Warrant on or prior to the closing thereof is then listed and traded on a securities exchange or the Nasdaq market, and (iii) following the closing of such Change in Control, the Holder would not be restricted from publicly re-selling any or all of the issuer’s shares and/or other securities that would be received by the Holder in such Change in Control were the Holder to exercise this Warrant in full, freely, without limitation as to amount or manner of sale, and without the need for any further registration under any applicable laws, rules or regulations, on or prior to the closing of such Change in Control, except to the extent that (1) any such restriction both (x) arises solely under federal or state securities laws, rules or regulations, and (y) does not extend beyond six (6) months from the closing of such Change in Control, or (2) such restriction is limited to a need to register such shares for re-sale under applicable securities laws and the issuer thereof has entered into a binding agreement with the Holder that requires the issuer to so register such shares for re-sale to the extent required under applicable securities laws (at the request of, or otherwise controlled by or guaranteed to the Holder) within six (6) months from the closing of such Change in Control in a manner that permits re-sale by the Holder without any restriction or limitation as to amount or manner of sale.
“Options” means any warrants or other rights or options to subscribe for or purchase Common Stock or Convertible Securities.
“Person” means any individual, sole proprietorship, partnership, limited liability company, corporation, joint venture, trust, incorporated organization or government or department or agency thereof.
“Piggyback Registration” has the meaning set forth in Section 5.1(a).
“Prospectus” means the prospectus or prospectuses included in any Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post- effective amendments and all material incorporated by reference in such prospectus or prospectuses.
“Records” has the meaning set forth in Section 5.2(h).
“Registrable Securities” means (x) any shares of Common Stock held by any Person or issuable upon conversion, exercise or exchange of any securities owned by any Person at any time (including Warrant Shares exercisable upon exercise of this Warrant), and (y) any shares of Common Stock issued or issuable with respect to any shares described in subsection (x) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization (it being understood that for purposes of this Warrant, a Person shall be deemed to be a holder of Registrable Securities whenever such Person has the right to then acquire or obtain from the Company any Registrable Securities, whether or not such acquisition has actually been effected). As to any particular Registrable Securities, such securities shall cease to be Registrable Securities when (i) a Registration Statement covering such securities has been declared effective by the Commission and such securities have been disposed of pursuant to such effective Registration Statement, (ii) such securities are sold under circumstances in which all of the applicable conditions of Rule 144 (or any similar provisions then in force) under the Securities Act are met, (iii) such securities are otherwise transferred and such securities may be resold without subsequent registration under the Securities Act, or (iv) such securities shall have ceased to be outstanding.
“Registration Statement” means any registration statement of the Company which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such Registration Statement, including post- effective amendments, all exhibits and all materials incorporated by reference in such Registration Statement.

“Securities Act” means the Securities Act of 1933, as amended.
“Solicitor” has the meaning set forth in Section 3.9.
“Subscription Agreement” means a subscription agreement in substantially the form attached hereto as Exhibit A.
“Warrant” has the meaning set forth in the preamble.
“Warrant Price” has the meaning set forth in the preamble.
“Warrant Shares” means shares of the Common Stock of the Company purchasable upon exercise of this Warrant.
SECTION 2    TERM OF WARRANT.
Subject to the terms and conditions hereof, at any time or from time to time after the date hereof up to and including 5:00 p.m., New York time, on the Expiration Date (or, if such day is not a Business Day, on the next preceding Business Day) (such period, the “Exercise Period”), the Holder of this Warrant may exercise this Warrant for all or any part of the Warrant Shares (subject to adjustment as provided herein).
SECTION 3    EXERCISE OF WARRANT.
3.1    Exercise Procedure. Subject to the terms and conditions of this Warrant, this Warrant may be exercised from time to time on any Business Day during the Exercise Period, for all or any part of the unexercised Warrant Shares, upon:
(a)surrender of this Warrant (if, but only if, this Warrant is being exercised in full) to the Company at its then principal executive offices (or an indemnification undertaking with respect to this Warrant in the case of its loss, theft or destruction), together with one or more Subscription Agreements, duly completed (including specifying the number and type of Warrant Shares to be purchased) and executed; and
(b)payment to the Company of the Aggregate Warrant Price in accordance with Section 3.2.
3.2    Method of Payment of the Aggregate Warrant Price. Payment of the Aggregate Warrant Price shall be made, at the option of the Holder as expressed in one or more Subscription Agreements, by the following methods:
(a)by delivery to the Company of a certified bank check payable to the order of the Company or by wire transfer of immediately available funds to an account designated in writing by the Company, in the amount of such Aggregate Warrant Price;
(b)by instructing the Company to withhold and not issue a number of Warrant Shares then issuable upon exercise of this Warrant with an aggregate Fair Market Value as of the Exercise Date equal to such Aggregate Warrant Price; or
(c)any combination of the foregoing.
In the event of any withholding and non-issuance of Warrant Shares pursuant to clause (b) above where the number of Warrant Shares whose value is equal to the Aggregate Warrant Price is not a whole number, the number of Warrant Shares withheld and not issued by the Company shall be rounded down or up, at the Company’s discretion, to the nearest whole share and the Company shall make a cash payment to the Holder (by delivery of a certified or official bank check or by wire transfer of immediately available funds) based on the incremental fraction of a Warrant Share being so withheld by the Company in an amount equal to the product of (x) such incremental fraction of a Warrant Share being so withheld multiplied by (y) the Fair Market Value per Warrant Share as of the Exercise Date; provided that such valuation shall be subject to Section 3.10.
3.3    Delivery of Stock Certificates. Upon receipt by the Company of a Subscription Agreement, surrender of this Warrant (if, but only if, this Warrant is being exercised in full) and payment of the Aggregate Warrant Price (in accordance with Section 3.1 hereof), the Company shall, as promptly as practicable, and in any event within two (2) Business Days thereafter, deliver (or cause to be delivered) to the Holder the Warrant Shares issuable upon such exercise, together with cash in lieu of any fraction of a Warrant Share, as provided in Section 3.4 hereof. The Company shall cause the Warrant Shares purchased hereunder to be transmitted by the Transfer Agent to the Holder by (i) physical delivery of a certificate, registered in the Company’s share register in the name of the Holder or (ii) by crediting the account of the Holder’s or its designee’s balance account with The Depository Trust Company through its Deposit or Withdrawal at Custodian system (“DWAC”) if the Company is then a participant in such system and either (A) there is an effective registration statement permitting the issuance of the Warrant Shares to or resale of the Warrant Shares by the Holder or (B) the Warrant Shares are eligible for resale by the Holder without volume or manner-of-sale limitations pursuant to Rule 144 (assuming exercise of the Warrants pursuant to 3.2(b). This Warrant shall be deemed to have been exercised (in whole or in part, as the case may be) and such Warrant Shares shall be deemed to have been issued, and the Holder or any other Person so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares for all purposes, as of the Exercise Date.
3.4    Fractional Shares. The Company shall not be required to issue a fractional Warrant Share upon exercise of any Warrant. As to any fraction of a Warrant Share that the Holder would otherwise be entitled to purchase upon such exercise, the Company shall pay to such Holder an amount in cash (by delivery of a certified or official bank check or by wire transfer of immediately available funds) equal to the product of (i) such fraction multiplied by (ii) the Fair Market Value of one Warrant Share on the Exercise Date.
3.5    Acknowledgement; Partial Exercise. Unless the purchase rights represented by this Warrant shall have expired or shall have been fully exercised, the Company shall, at the time of delivery of the Warrant Shares being issued in accordance with Section 3.3 hereof, deliver to the Holder promptly an acknowledgement in substantially the form attached hereto as Exhibit B (each, an “Acknowledgement”) indicating the number and type of Warrant Shares which remain issuable upon exercise of this Warrant, if any, and this Warrant shall be automatically and without further action of any Party be deemed to be amended as necessary to reflect the reduced number and any change to type of Warrant Shares which remain issuable upon exercise of this Warrant for all purposes hereof.
3.6    Representations, Warranties and Covenants. With respect to the exercise of this Warrant, the Company hereby represents, covenants and agrees:
(a)This Warrant is, and any Warrant issued in substitution for or replacement of this Warrant shall be, upon issuance, duly authorized and validly issued.
(b)All Warrant Shares issuable upon the exercise of this Warrant pursuant to the terms hereof shall be, upon issuance, and the Company shall take all such actions as may be necessary or appropriate in order that such Warrant Shares are, validly issued, fully paid and non-assessable, issued without violation of any preemptive or similar rights of any stockholder of the Company and free and clear of all taxes, liens and charges other than any restrictions on transfer under applicable securities laws.
(c)The Company shall take all such actions as may be necessary to ensure that all such Warrant Shares are issued without violation by the Company of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Common Stock or other securities constituting Warrant Shares may be listed at the time of such exercise (except for official notice of issuance which shall be immediately delivered by the Company upon each such issuance).

(d)Without in any way limiting Section 5 hereof, the Company shall use its commercially reasonable efforts to have the Warrant Shares, immediately upon such exercise, to be listed on any domestic securities exchange upon which shares of Common Stock are listed at the time of such exercise.
(e)The Company shall pay all expenses in connection with, and all taxes and other governmental charges that may be imposed with respect to, the issuance or delivery of Warrant Shares upon exercise of this Warrant; provided, that the Company shall not be required to pay any tax or governmental charge that may be imposed with respect to any applicable withholding or the issuance or delivery of the Warrant Shares to any Person other than the Holder, and no such issuance or delivery shall be made unless and until the Person requesting such issuance has paid to the Company the amount of any such tax, if any, or has established to the satisfaction of the Company that such tax has been paid.
3.7    Conditional Exercise; Early Termination of Warrant upon Change in Control. Notwithstanding any other provision hereof, if an exercise of any portion of this Warrant is to be made in connection with a Change in Control (pursuant to a merger, sale of stock, sale of assets or otherwise), such exercise may at the election of the Holder be conditioned upon the consummation of such transaction, in which case such exercise shall not be deemed to be effective until immediately prior to the consummation of such transaction.
In the event of a Change in Control wherein the consideration payable to the Company’s equityholders consists entirely of cash or Marketable Securities (or entirely of a combination of cash and Marketable Securities), this Warrant shall, if not exercised in connection with such Change in Control, terminate as of the date of the consummation of such Change in Control. In the event of a Change in Control wherein the consideration payable to the Company’s equityholders does not consist entirely of cash or Marketable Securities (or entirely of a combination of cash and Marketable Securities), upon the closing of such Change in Control, the acquiring, surviving or successor entity shall assume this Warrant and the obligations of the Company hereunder, and this Warrant shall, from and after such closing, be exercisable for the same class, number and kind of securities, cash and other property as would have been paid for or in respect of the Warrant Shares issuable (as of immediately prior to such closing) upon exercise in full hereof as if such Warrant Shares had been issued and outstanding on and as of such closing, at an aggregate Exercise Price equal to the aggregate Exercise Price in effect as of immediately prior to such closing; and subject to further adjustment thereafter from time to time in accordance with the provisions of this Warrant, and the Company shall require as a condition to the Change in Control that such acquiring, surviving or successor entity agree to and effect the foregoing. If the acquirer refuses to so assume the Company’s obligations hereunder, then, at the sole discretion of the Holder of the Warrant, in lieu of the foregoing, as of the consummation of the Change in Control, the Holder may elect upon request of the Company that this Warrant (and the right to purchase Warrant Shares upon exercise hereof) shall terminate in exchange for a cash amount payable by the Company to the Holder equal to the Fair Market Value multiplied by the number of Warrant Shares then exercisable under this Warrant immediately prior to the consummation of the Change in Control.
3.8    Reservation of Shares. During the Exercise Period, the Company shall at all times reserve and keep available out of its authorized but unissued Common Stock or other securities constituting Warrant Shares, solely for the purpose of issuance upon the exercise of this Warrant, the maximum number of Warrant Shares issuable upon the exercise of this Warrant, and the par value per Warrant Share shall at all times be less than or equal to the lowest applicable Warrant Price. The Company shall not increase the par value of any Warrant Shares receivable upon the exercise of this Warrant above the lowest Warrant Price then in effect, and shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.
3.9    No “Bad Actor” Disqualification. The Company has exercised reasonable care, in accordance with Commission rules and guidance, to determine whether any Covered Person (as defined below) is subject to any of the “bad actor” disqualifications described in Rule 506(d)(1)(i) through (viii) under the Securities Act (“Disqualification Events”). To the Company’s knowledge, no Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with all disclosure obligations under Rule 506(e) under the Securities Act. “Covered Persons” are those persons specified in Rule 506(d)(1) under the Securities Act, including the Company, any predecessor or affiliate of the Company, any director, executive officer, other officer participating in the offering, general partner or managing member of the Company, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, any promoter (as defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of the exercise of this Warrant, and any person that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of any securities of the Company (a “Solicitor”), any general partner or managing member of any Solicitor, and any director, executive officer or other officer participating in the offering of any Solicitor or general partner or managing member of any such Solicitor.
3.10    Dispute Resolution. In the case of any dispute as to the determination of any closing sales price, the calculation of any Warrant Price or Aggregate Warrant Price, the determination of Fair Market Value or any other computation or valuation required to be made hereunder or in connection herewith, in the event the Holder, on the one hand, and the Company, on the other hand, each acting in good faith, are unable to settle such dispute within five (5) Business Days, then either party may elect to submit the disputed matter(s) for resolution by a public accounting firm as may be mutually agreed upon by the Holder and the Board acting in good faith. Such accounting firm’s determination of such disputed matter(s) shall be binding upon all parties absent demonstrable error, and the Company and the Holder shall each pay one half of the fees and costs of such firm.
3.11    Put Provision. Without prejudice to any other provisions of this Warrant, upon (i) the repayment in full of the Obligations, (ii) the consummation of a Change in Control, or (iii) upon the acceleration of the Obligations following the occurrence, and during the continuance, of an Event of Default, or, in each case, at any time during the fifteen (15) Trading Days immediately thereafter, Holder may, at its sole option, require (such right, the “Put Right”) the Company to purchase all or a portion of this Warrant from the Holder for a purchase price equal to $____1 (subject to appropriate adjustment for any stock split, stock dividend, stock combination, reverse stock split or similar event) per share of Common Stock issuable upon exercise of this Warrant or the applicable portion thereof (the “Put Price”) by delivering of a written notice to the Company (the “Put Notice”). The Put Price shall be due and in payable in cash within three (3) Trading Days after the Company’s receipt of the Put Notice.
SECTION 4    ADJUSTMENT TO WARRANT PRICE AND NUMBER OF WARRANT SHARES.
The Warrant Price and the number of Warrant Shares issuable upon exercise of this Warrant shall be subject to adjustment from time to time as provided in this Section 4.
4.1    Dividends and Distributions of Non-Company Securities. If, at any time or from time to time after the Issue Date, the Company makes or declares, or fixes a record date for the determination of holders of Common Stock entitled to receive, a dividend or any other distribution payable in securities of the Company (other than a dividend or distribution of shares of Common Stock or Options or Convertible Securities in each case in respect of Common Stock), cash or other property, then, and in each such event, provision shall be made so that the Holder shall receive upon exercise in full of the Warrant, in addition to the number of Warrant Shares receivable thereupon, the kind and amount of securities of the Company, cash or other property which the Holder would have been entitled to receive had the Warrant been exercised in full into Warrant Shares on the date of such event and had the Holder thereafter, during the period from the date of such event to and including the Exercise Date, retained such securities, cash or other property receivable by them as aforesaid during such period, giving application to all adjustments called for during such period under this Section 4 with respect to the rights of the Holder; provided that no such provision shall be made if the Holder receives, simultaneously with the distribution to the holders of Common Stock, a dividend or other distribution of such securities, cash or other property in an amount equal to the amount of such securities, cash or other property as the Holder would have received if the Warrant had been exercised in full into Warrant Shares on the date of such event.
4.2    Adjustment to Warrant Price and Warrant Shares Upon Dividend, Subdivision or Combination of Common Stock. If the Company shall, at any time or from time to time after the Issue Date, (i) pay a dividend or make any other distribution upon the Common Stock or any other capital stock of the Company payable in shares of Common Stock or in Options or Convertible Securities (in each case in respect of Common Stock), or (ii) subdivide (by any stock split, recapitalization or otherwise) its outstanding shares of Common Stock into a greater number of
1 NTD: Aggregate price to equal $2.75MM

shares, each Warrant Price in effect immediately prior to any such dividend, distribution or subdivision shall be proportionately reduced and the number of Warrant Shares issuable upon exercise of this Warrant shall be proportionately increased. If the Company at any time combines (by combination, reverse stock split or otherwise) its outstanding shares of Common Stock into a smaller number of shares, each Warrant Price in effect immediately prior to such combination shall be proportionately increased and the number of Warrant Shares issuable upon exercise of this Warrant shall be proportionately decreased. Any adjustment under this Section 4.2 shall become effective at the close of business on the date the dividend, subdivision or combination becomes effective.
4.3    Adjustment to Warrant Price and Warrant Shares Upon Reorganization or Reclassification. In the event of any (i) capital reorganization of the Company, (ii) reclassification of the stock of the Company (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock dividend or subdivision, split-up or combination of shares), or (iii) other similar transaction, in each case which entitles the holders of Common Stock to receive (either directly or upon subsequent liquidation) cash, stock, securities or assets with respect to or in exchange for Common Stock, each Warrant shall, immediately after such reorganization, reclassification, or similar transaction, remain outstanding and shall thereafter, in lieu of or in addition to (as the case may be) the number of Warrant Shares then exercisable under this Warrant, be exercisable for the amount of cash or the kind and number of shares of stock or other securities or assets of the Company or of the successor Person resulting from such transaction to which the Holder would have been entitled upon such reorganization, reclassification, or similar transaction if the Holder had exercised this Warrant in full immediately prior to the time of such reorganization, reclassification, consolidation, merger, sale, Change in Control or similar transaction and acquired the applicable number of Warrant Shares then issuable hereunder as a result of such exercise (without taking into account any limitations or restrictions on the exercisability of this Warrant); and, in such case, appropriate adjustment (in form and substance satisfactory to the Holder) shall be made with respect to the Holder’s rights under this Warrant to insure that the provisions of this Section 4 hereof shall thereafter be applicable, as nearly as possible, to this Warrant in relation to any cash, shares of stock, securities or assets thereafter acquirable upon exercise of this Warrant. The provisions of this Section 4.3 shall similarly apply to successive reorganizations, reclassifications, or similar transactions. Notwithstanding anything to the contrary contained herein, with respect to any corporate event or other transaction contemplated by the provisions of this Section 4.3, the Holder shall have the right to elect prior to the consummation of such event or transaction, to give effect to the exercise rights contained in Section 2 instead of giving effect to the provisions contained in this Section 4.3 with respect to this Warrant.
4.4    Reserved.
4.5    Certain Events. If any event of the type contemplated by the provisions of this Section 4 but not expressly provided for by such provisions occurs where the failure to make any adjustment would not, in the good faith opinion of the Holder, fairly protect the purchase rights represented by this Warrant in accordance with the essential intent and principles of this Section 4, then the Board shall consider such in good faith and, to the extent the Board in good faith determines an adjustment on a basis consistent with the essential intent and principles established in this Section 4, is necessary to preserve the purchase rights represented by this Warrant, make an appropriate adjustment, on a basis consistent with the essential intent and principles established in this Section 4, in the Warrant Price or the number of Warrant Shares issuable upon exercise of this Warrant, as applicable, so as to protect the rights of the Holder in a manner consistent with the provisions of this Section 4; provided that no such adjustment pursuant to this Section 4.5 shall increase the Warrant Price or decrease the number of Warrant Shares issuable as otherwise determined pursuant to this Section 4 and nothing in this Section 4.5 shall require any adjustment upon a sale or issuance of shares by the Company at a price per share less than the Exercise Price.
4.6    Certificate as to Adjustment.
(a)Following any adjustment of the Warrant Price, the Company shall furnish to the Holder a certificate of an executive officer setting forth in reasonable detail such adjustment and the facts upon which it is based and certifying the calculation thereof. The Company shall furnish such certificate to the Holder every quarter in which an adjustment occurs.

(b)As promptly as reasonably practicable following the receipt by the Company of a reasonable, written request by the Holder, not more than once in any calendar year, but in any event not later than seven (7) Business Days thereafter, the Company shall furnish to the Holder a certificate (in substantially the form of Exhibit B) of an executive officer certifying the Warrant Price then in effect and the number and type of Warrant Shares or the amount, if any, of other shares of stock, securities or assets then issuable upon exercise of the Warrant.
4.7    Notices. In the event:
(a)that the Company shall take a record of the holders of its Common Stock (or other capital stock or securities at the time issuable upon exercise of the Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, to vote at a meeting (or by written consent), to receive any right to subscribe for or purchase any shares of capital stock of any class or any other securities, or to receive any other security; or
(b)of any capital reorganization of the Company, any reclassification of the Common Stock of the Company, any consolidation or merger of the Company with or into another Person, or sale of all or substantially all of the Company’s assets to another Person; or
(c)of the voluntary or involuntary dissolution, liquidation or winding-up of the Company; then, and in each such case, the Company shall send or cause to be sent to the Holder at least ten (10) Business Days prior to the applicable record date or the applicable expected effective date, as the case may be, for the event, a written notice specifying, as the case may be, (A) the record date for such dividend, distribution, meeting or consent or other right or action, and a description of such dividend, distribution or other right or action to be taken at such meeting or by written consent, or (B) the effective date on which such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up is proposed to take place, and the date, if any is to be fixed, as of which the books of the Company shall close or a record shall be taken with respect to which the holders of record of Common Stock (or such other capital stock or securities at the time issuable upon exercise of the Warrant) shall be entitled to exchange their shares of Common Stock (or such other capital stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding- up, and the amount per share and character of such exchange applicable to the Warrant and the Warrant Shares.
SECTION 5    REGISTRATION RIGHTS.
5.1    Piggyback Registration.
(a)Following, and for the avoidance of doubt not including, the initial public offering of the Company, whenever the Company proposes to register for sale any shares of its Common Stock under the Securities Act (other than (i) a registration effected to implement an employee benefit plan or a transaction to which Rule 145 of the Securities Act is applicable or (ii) a registration statement on Form S-4, Form S-8 or any successor form thereto or another form not available for registering the Registrable Securities for sale to the public), whether for its own account or for the account of one or more stockholders of the Company (a “Piggyback Registration”), the Company shall give prompt written notice (in any event no later than five (5) days prior to the filing of such Registration Statement) to the Holder of its intention to effect such a registration and shall include, subject to the limitations below, in such registration all Warrant Shares with respect to which the Company has received written requests for inclusion from the Holder within five (5) days after the Company’s notice has been given to the Holder.
(b)If a Piggyback Registration is initiated as a primary underwritten offering on behalf of the Company and the managing underwriter advises the Company in writing that in its opinion the number of shares of Common Stock proposed to be included in such registration, including all Registrable Securities and all other shares of Common Stock proposed to be included in such underwritten offering, exceeds the number of shares of Common Stock which can be sold in such offering and/or that the number of shares of Common Stock proposed to be included in any such registration would adversely affect the price per share of the Common Stock to be sold in such offering or otherwise negatively impact such offering, the Company shall include in such registration (A) first, the number of shares of Common Stock that the Company proposes to sell; and (B) other shares of Common Stock by holders of piggyback registration or similar rights pursuant to the order of priority set forth in Section 5.1(c) below.
(c)If a Piggyback Registration is initiated as an underwritten offering on behalf of one or more holders of Common Stock other than Warrant Shares, and the managing underwriter advises the Company in writing that in its opinion the number of shares of Common Stock proposed to be included in such registration, including all Warrant Shares and all other shares of Common Stock proposed to be included in such underwritten offering, exceeds the number of shares of Common Stock which can be sold in such offering and/or that the number of shares of Common Stock proposed to be included in any such registration would adversely affect the price per share of the Common Stock to be sold in such offering or otherwise negatively impact such offering, the Company shall, subject to the proviso below, include in such registration, in each case subject to any restrictions, limitations, requirements or other provisions of any other agreement entered into by the Company and involving registration rights or similar provisions (including that certain Investment Agreement, made as of March [●], 2022, by and between the Company and the Investor named therein) (i) first, the number of shares of Common Stock requested to be included therein by the initiating holders of Common Stock other than Warrant Shares, (ii) second, if applicable, the number of shares of Common Stock requested to be included therein by holders of Common Stock having demand registration rights or similar rights requiring inclusion, (iii) third, the number of shares of Common Stock requested to be included therein by other holders of Common Stock including the Holder, allocated among such holders on a pro rata basis based on aggregate ownership of Common Stock (on an as-converted and as-exercised basis) and (iv) fourth, the number of shares of Common Stock proposed to be included by the Company, if any.
(d)If any Piggyback Registration is initiated as a primary underwritten offering on behalf of the Company, the Company shall select the investment banking firm or firms to act as the managing underwriter or underwriters in connection with such offering.
(e)The Holder hereby agrees that it will not, without the prior written consent of the managing underwriter, during the period commencing on the date of the final prospectus relating to the registration by the Company of shares of its Common Stock or any other equity securities under the Securities Act on a registration statement on Form S-1, and ending on the date specified by the Company and the managing underwriter (such period not to exceed one hundred eighty (180) days in the case of the IPO, or such other period as may be requested by the Company or an underwriter to accommodate regulatory restrictions on (1) the publication or other distribution of research reports and (2) analyst recommendations and opinions, including, but not limited to, the restrictions contained in applicable FINRA rules, or any successor provisions or amendments thereto), (i) lend; offer; pledge; sell; contract to sell; sell any option or contract to purchase; purchase any option or contract to sell; grant any option, right, or warrant to purchase; or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable (directly or indirectly) for Common Stock held immediately before the effective date of the registration statement for such offering, or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such securities, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or other securities, in cash, or otherwise. The foregoing provisions of this Section 5.1(e) shall not apply to (A) the sale of any shares to an underwriter pursuant to an underwriting agreement or to the establishment of a trading plan pursuant to Rule 10b5-1 of the Securities Act, provided that such plan does not permit transfers during the restricted period, or (B) the transfer of any shares to any trust for the direct or indirect benefit of the Holder or the immediate family of the Holder, provided that the trustee of the trust agrees to be bound in writing by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value. The foregoing provisions of this Section 5.1(e) shall be applicable to the Holder only if all directors and executive officers of the Company holding a non-de minimis number of shares and all holders of more than 5% of the Company’s issued and outstanding shares of Common Stock are subject to similar restrictions. The underwriters in connection with such registration are intended third-party beneficiaries of this Section 5.1(e) and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. The Holder further agrees to execute such agreements as may be reasonably requested by the underwriters in connection with such registration that are consistent with this Section 5.1(e) or that are necessary to give further effect thereto.

SECTION 6    TRANSFERS.
6.1    Transfer of Warrant. Subject to the transfer conditions referred to in the legend endorsed hereon and in Section 7.4 hereof, this Warrant and all rights hereunder are freely transferable, in whole or in part, by the Holder without charge to the Holder, upon delivery to the Company of a written request for assignment in the form attached hereto as Exhibit C (each, an “Assignment”) by the Holder and surrender of this Warrant to the Company at its then principal executive offices, together with funds sufficient to pay any transfer taxes described in Section 3.6(e) in connection with the making of such transfer. If requested by the Company, the Holder will also provide an opinion of counsel satisfactory to the Company to the effect that the transfer or assignment is in compliance with (or is exempt from) applicable federal and state securities laws. Upon such compliance, surrender and delivery and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees and in the denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant, if any, not so assigned and this Warrant shall promptly be cancelled. Notwithstanding the foregoing, no part of this Warrant or the Shares issuable upon exercise of this Warrant (or the securities issuable directly or indirectly, upon conversion of the Shares, if any) may be transferred except to a person named as a “Designated Holder” of [JGB] in the Loan Agreement in a manner consistent with the terms thereof.
6.2    Holder Not Deemed a Stockholder; Limitations on Liability. Except as otherwise specifically provided herein (including Section 4.1), prior to the exercise of this Warrant and the issuance to the Holder of the Warrant Shares to which the Holder is then entitled to receive upon the due exercise of this Warrant, the Holder shall not be entitled to vote or receive dividends or be deemed the holder of shares of capital stock of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote, give or withhold consent to any corporate action (whether any reorganization, issue of stock, reclassification of stock, consolidation, merger, conveyance or otherwise), receive notice of meetings, receive dividends or subscription rights, or otherwise. In addition, nothing contained in this Warrant shall be construed as imposing any liabilities on the Holder to purchase any securities (upon exercise of this Warrant or otherwise) or as a stockholder of the Company, whether such liabilities are asserted by the Company or by creditors of the Company. Notwithstanding this Section 5, the Company shall provide the Holder with copies of the same notices and other information given to its stockholders generally contemporaneously with the giving thereof to such stockholders.
SECTION 7    REPLACEMENT ON LOSS; DIVISION AND COMBINATION.
7.1    Replacement of Warrant on Loss. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and upon delivery of an indemnity reasonably satisfactory to it (it being understood that a written indemnification agreement or affidavit of loss of the Holder in customary form shall be a sufficient indemnity) and, in case of mutilation, upon surrender of such Warrant for cancellation to the Company, the Company at its own expense shall execute and deliver to the Holder, in lieu hereof, a new Warrant of like tenor and exercisable for an equivalent number of Warrant Shares as the Warrant so lost, stolen, mutilated or destroyed; provided that, in the case of mutilation, no indemnity shall be required if this Warrant in identifiable form is surrendered to the Company for cancellation.
7.2    Division and Combination of Warrant. Subject to compliance with the applicable provisions of this Warrant as to any transfer or other assignment which may be involved in such division or combination, this Warrant may be divided or, following any such division of this Warrant, subsequently combined with other Warrants, upon the surrender of this Warrant or Warrants to the Company at its then principal executive offices, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the respective Holders or their authorized agents or attorneys. Subject to compliance with the applicable provisions of this Warrant as to any transfer or assignment which may be involved in such division or combination, the Company shall at its own expense execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants so surrendered in accordance with such notice. Such new Warrant or Warrants shall be of like tenor to the surrendered Warrant or Warrants and shall be exercisable in the aggregate for an equivalent number of Warrant Shares as the Warrant or Warrants so surrendered in accordance with such notice.

7.3    No Impairment. The Company shall not, by amendment of its Articles of Incorporation or Bylaws, or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or circumvent or seek to avoid or circumvent the observance or performance of any of the terms to be observed or performed by it hereunder, but shall at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may reasonably necessary in order to protect the exercise rights of the Holder against impairment (which, for the avoidance of doubt shall not include dilution), consistent with the tenor and purpose of this Warrant.
7.4    Compliance with the Securities Act. The parties hereto agree as follows:
(a)The Holder, by acceptance of this Warrant, agrees to comply in all respects with the provisions of this Section 7.4 and the restrictive legend requirements set forth on the face of this Warrant and further agrees that such Holder shall not offer, sell or otherwise dispose of this Warrant or any Warrant Shares to be issued upon exercise hereof except under circumstances that will not result in a violation of the Securities Act. The Holder further agrees not to make any disposition of all or any part of the Warrant or Warrant Shares in any event other than in a manner consistent with Section 6.1 and in any event unless and until:
(i)    There is then in effect a registration statement under the Act covering such proposed disposition and such disposition is made in accordance with said registration statement; or
(ii)    Such disposition will not require registration of such Warrant or Warrant Shares under the Act or any applicable state securities laws.
(b)This Warrant and all Warrant Shares issued upon exercise of this Warrant (unless registered under the Securities Act) shall be stamped or imprinted with a legend in substantially the following form:
“THIS WARRANT AND THE SHARES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE APPLICABLE STATE SECURITIES LAWS AND NO INTEREST MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRNASFERRED UNLESS (A) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS COVERING ANYS UCH TRNASACTION INVOLVING SAID SECURITIES, (B) VOYAGER SPACE HOLDINGS, INC. RECEIVES AN OPINION OF LEGAL COUNSEL FOR THE HOLDER OF THESE SECURITIES SATISFACTORY TO VOYAGER SPACE HOLDINGS, INC. STATING THAT SUCH TRNASACTION IS EXEMPT FROM REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS, OR (C) VOYAGER SPACE HOLDINGS, INC. OTEHWRISE SATISFIES ITSELF THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS.”
7.5    Removal of Legends. Upon the Holder’s request at any time following delivery of reasonable assurances, including an opinion of counsel to the Holder in sufficient form and reasonably acceptable to the Company, that this Warrant and the Warrant Shares can be freely sold pursuant to Rule 144 without any limitation as to amount, method of sale or other factors, the Company shall promptly (but in any event within five (5) Business Days following such request and delivery), at its sole cost and expense, issue a replacement Warrant or replacement Warrant Shares, as the case may be, deleting the legends required pursuant to Section 7.4(b) above.
SECTION 8    REPRESENTATIONS OF THE HOLDER.
In connection with the issuance of this Warrant, the Holder specifically represents, as of the date hereof, to the Company by acceptance of this Warrant as follows:
8.1    The Holder is an “accredited investor” as defined in Rule 501 of Regulation D promulgated under the Securities Act. The Holder is acquiring this Warrant and the Warrant Shares to be issued upon exercise hereof for investment for its own account and not with a view towards, or for sale or resale in connection with, the public sale or distribution of this Warrant or the Warrant Shares or otherwise. The Holder also represents that the entire legal and beneficial interests of the Warrant and Warrant Shares the Holder is acquiring is being acquired for, and will be held for, its account only.
8.2    The Holder understands and acknowledges that this Warrant and the Warrant Shares to be issued upon exercise hereof have not been registered under the Act on the basis that no distribution or public offering of the stock of the Company is to be effected and are “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that, under such laws and applicable regulations, such securities may be resold without registration under the Securities Act only in certain limited circumstances. The Holder realizes that the basis for the exemption may not be present if, notwithstanding its representations, the Holder has a present intention of acquiring the securities for a fixed or determinable period in the future, selling (in connection with a distribution or otherwise), granting any participation in, or otherwise distributing the securities in violation of securities laws. The Holder has no such present intention.
The Holder recognizes that the Warrant and the Warrant Shares must be held indefinitely unless their sale or transfer are registered under the Act or an exemption from such registration is available. Except as provided herein or as otherwise agreed by the Company, the Holder recognizes that the Company has no obligation to register the Warrant or the Warrant Shares, or to comply with any exemption from such registration.
In addition, the Holder represents that it is familiar with Rule 144 under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.
8.3    The Holder acknowledges that it can bear the economic and financial risk of its investment for an indefinite period, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Warrant and the Warrant Shares. The Holder has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Warrant and the business, properties, prospects and financial condition of the Company.
SECTION 9    WARRANT REGISTER.
The Company shall keep and properly maintain at its principal executive offices books for the registration of the Warrant and any transfers thereof. The Company may deem and treat the Person in whose name the Warrant is registered on such register as the Holder thereof for all purposes, and the Company shall not be affected by any notice to the contrary, except any assignment, division, combination or other transfer of the Warrant effected in accordance with the provisions of this Warrant.
SECTION 10    NOTICES.
All notices and other communications provided hereunder shall be in writing and mailed, delivered or transmitted, if to the Company or the Holder, to the applicable party at its address or email address set forth on the signature pages hereto, or at such other address or email address as may be designated by such party in a notice to the other party. Any notice, if mailed and properly addressed with postage prepaid or if properly addressed and sent by pre-paid courier service, shall be deemed given when received; any notice, if transmitted by email, shall be deemed given on the date properly sent. Unless otherwise indicated, all references to the time of a day shall refer to New York City time.
SECTION 11    CUMULATIVE REMEDIES.
The rights and remedies provided in this Warrant are cumulative and are not exclusive of, and are in addition to and not in substitution for, any other rights or remedies available at law, in equity or otherwise.
SECTION 12    EQUITABLE RELIEF.
Each of the Company and the Holder acknowledges that a breach or threatened breach by such party of any of its obligations under this Warrant may give rise to irreparable harm to the other party hereto for which monetary damages would not be an adequate remedy and hereby agrees that in the event of a breach or a threatened breach by such party of any such obligations, the other party hereto shall, in addition to any and all other rights and remedies that may be available to it in respect of such breach, be entitled to pursue equitable relief, including a restraining order, an injunction, specific performance and any other relief that may be available from a court of competent jurisdiction.
SECTION 13    FINDER’S FEE.
Each party represents to the other party that the other party is not and will not be obligated for any finder’s fee or commission of or due and payable by such original party in connection with the transactions contemplated by this Warrant. The Holder agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finder’s fee (and the costs and expenses of defending against such liability or asserted liability) for which the Holder or any of its officers, employees or representatives is responsible. The Company agrees to indemnify and hold harmless the Holder from any liability for any commission or compensation in the nature of a finder’s fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.
SECTION 14    ADDITIONAL PROVISIONS.
14.1    Expenses. The Company will reimburse the reasonable fees and expenses of the Holder, including reasonable legal fees and expenses, with respect to the negotiation, execution and delivery of this Warrant as provided in Section 2.4(b) of the Loan Agreement.
14.2    Entire Agreement. This Warrant constitutes the sole and entire agreement of the parties to this Warrant with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter.
14.3    Successor and Assigns. This Warrant and the rights evidenced hereby shall be binding upon and shall inure to the benefit of the parties hereto and the successors of the Company and the successors and permitted assigns of the Holder. Such successors and/or permitted assigns of the Holder shall be deemed to be a Holder for all purposes hereunder.
14.4    No Third-Party Beneficiaries. This Warrant is for the sole benefit of the Company and the Holder and their respective successors and, in the case of the Holder, permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever, under or by reason of this Warrant.
14.5    Acceptance. Receipt of this Warrant by the Holder shall constitute acceptance of and agreement to all of the terms and conditions contained herein.
14.6    Termination by Holder. This Warrant may be terminated anytime by the Holder at its election effective immediately upon written notice to the Company.
SECTION 15    HEADINGS.
The headings in this Warrant are for reference only and shall not affect the interpretation of this Warrant.
SECTION 16    AMENDMENT AND MODIFICATION; WAIVER.
Except as otherwise provided herein, this Warrant may only be amended, modified or supplemented by an agreement in writing signed by each party hereto. No waiver by the Company or the Holder of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving. No waiver by any party shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. No failure to exercise, or delay in exercising, any rights, remedy, power or privilege arising from this Warrant shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege hereunder.
SECTION 17    SEVERABILITY.
If any term or provision of this Warrant is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Warrant or invalidate or render unenforceable such term or provision in any other jurisdiction.
SECTION 18    GOVERNING LAW.
This Warrant shall be governed by and construed in accordance with the internal laws of the State of New York without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of laws of any jurisdiction other than those of the State of New York.
SECTION 19    SUBMISSION TO JURISDICTION.
Any legal suit, action or proceeding arising out of or based upon this Warrant or the transactions contemplated hereby may be instituted in the federal courts of the United States of America or the courts of the State of New York, in either case sitting in the Borough of Manhattan, and each party irrevocably submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding. Service of process, summons, notice or other document by certified or registered mail to such party’s address set forth herein shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or any proceeding in such courts and irrevocably waive and agree not to plead or claim in any such court that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.
SECTION 20    WAIVER OF JURY TRIAL.
Each party acknowledges and agrees that any controversy which may arise under this Warrant is likely to involve complicated and difficult issues and, therefore, each such party irrevocably and unconditionally waives any right it may have to a trial by jury in respect of any legal action arising out of or relating to this Warrant or the transactions contemplated hereby.
SECTION 21    COUNTERPARTS.
This Warrant may be executed in counterparts, each of which shall be deemed an original, but both of which together shall be deemed to be one and the same agreement. A signed copy of this Warrant delivered by e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Warrant.
SECTION 22    NO STRICT CONSTRUCTION.
This Warrant shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted.
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[SIGNATURE PAGE TO WARRANT TO PURCHASE COMMON STOCK]
IN WITNESS WHEREOF, the Company has duly executed this Warrant on the Issue Date.

VOYAGER SPACE HOLDINGS, INC.

By:

Name:

Title:

Accepted and agreed,

[JGB]

By:

Name:

Title:

EXHIBIT A
FORM OF SUBSCRIPTION AGREEMENT
(To be signed only upon exercise of Warrant)

To:
The undersigned, as holder of a right to purchase shares of Common Stock of VOYAGER SPACE HOLDINGS, INC., a Delaware corporation (the “Company”), pursuant to that certain Warrant to Purchase Shares of Common Stock of the Company (the “Warrant”), dated as of [____________], hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, __________ (_____) shares of Common Stock of the Company and herewith makes payment of _________ Dollars ($____) therefor by the following method:
(Check all that apply):

_______(check if applicable)
The undersigned hereby elects to make payment of the Aggregate Warrant Price of ____________________________________ Dollars ($ _______) in cash for ________________(______) shares of Common Stock using the method described in Section 3.2(a) of the Warrant.

_______(check if applicable)
The undersigned hereby elects to make payment of the Aggregate Warrant Price of ________________________________ Dollars ($ __________) for ___________ (_____) shares of Common Stock using the method described in Section 3.2(b) of the Warrant.

Requested Denomination of

Common Stock:	_____________________ shares

Registered Holder:	___________________

In order to induce the issuance of such securities the undersigned makes to the Company, as of the date hereof, the representations and warranties set forth in Section 8 of the Warrant. Unless otherwise defined herein, capitalized terms have the meanings provided in the Warrant.

DATED:

[HOLDER]

By:

Name:

Title:

EXHIBIT B
FORM OF ACKNOWLEDGMENT
To: [JGB Collateral LLC]
The undersigned hereby acknowledges that as of the date hereof _______________ (_____) shares of Common Stock remain subject to the right of purchase in favor of [HOLDER] pursuant to that certain Warrant to Purchase Shares of Common Stock of VOYAGER SPACE HOLDINGS, INC. in favor of [HOLDER], dated as of [___________________]

DATED:

VOYAGER SPACE HOLDINGS, INC.

By:

Name:

Title:

EXHBIT C
FORM OF ASSIGNMENT
REFERENCE IS MADE to that certain Warrant to Purchase Shares of Common Stock of VOYAGER SPACE HOLDINGS, INC. (the “Warrant”), dated as of [______________], in favor of [HOLDER]. Unless otherwise defined, terms used herein have the meanings ascribed thereto in the Warrant.
FOR VALUE RECEIVED, the undersigned Holder of record of this Warrant of VOYAGER SPACE HOLDINGS, INC. (the “Company”), hereby sells, assigns and transfers unto the Assignee named below all of the rights, including, without limitation, the Purchase Rights (as such term is defined in this Warrant) of the undersigned under the within Warrant, with respect to the number of shares of Common Stock set forth below:
Name of Transferee/Assignee                 Address                                                                    [No. of Shares]1
and does hereby irrevocably constitute and appoint the Secretary of the Company to make such transfer on the books of the Company, maintained for the purpose, with full power of substitution in the premises.
Attached hereto, if and to the extent requested by the Company, is an opinion of counsel that the assignment is in compliance with or is exempt from, applicable federal and state securities laws. As provided in the Warrant, including but not limited to Section 6.2 of the Warrant, the Company may, in its reasonable discretion, decide whether such opinion is satisfactory, and Assignee and Holder agree to any reasonable delay in transfer caused by such evaluation.
The Assignee acknowledges and agrees that the Warrant and the shares of Common Stock to be issued upon exercise thereof or conversion thereof are being acquired for investment and that the Assignee will not offer, sell or otherwise dispose of the Warrant or any shares of stock to be issued upon exercise thereof or conversion thereof except under circumstances which will not result in a violation of the Securities Act of 1933, as amended (the “Act”), or any applicable state securities laws.
ACCORDINGLY, THE FOLLOWING RESTRICTIVE LEGEND IS MADE APPLICABLE TO THIS ASSIGNMENT (AND TO THE WARRANT AND SECURITIES COVERED BY THE WARRANT AS ASSIGNED HEREBY TO ASSIGNEE):
THIS ASSIGNMENT AND THE WARRANT AND THE SHARES ISSUABLE HEREUNDER HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE APPLICABLE STATE SECURITIES LAWS AND NO INTEREST MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED UNLESS (A) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS COVERING ANY SUCH TRANSACTION INVOLVING SAID SECURITIES, (B) VOYAGER SPACE HOLDINGS, INC. RECEIVES AN OPINION OF LEGAL COUNSEL FOR THE HOLDER OF THESE SECURITIES SATISFACTORY TO VOYAGER SPACE HOLDINGS, INC. STATING THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS, OR (C) VOYAGER SPACE HOLDINGS, INC. OTHERWISE SATISFIES ITSELF THAT SUCH TRANSACTION IS EXEMPT FROM REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS.
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Dated:	HOLDER:

By:

Name:

Title:

Dated:	ASSIGNEE:

By:

Name:

Title: